Supplement to the currently effective Statements of Additional Information for the below-listed funds.

Cash Management Fund Institutional
Cash Reserves Fund Institutional
Cash Reserve Fund, Inc.
         Prime Series
DWS Money Market Series

All references to securities lending practices in the Statements of Additional Information are hereby revised to reflect the Board's approval of securities lending by the Portfolio (Fund) in an amount equal to 33 1/3% of its total assets. Further, the following additional changes are hereby made to each Statement of Additional Information.

The following replaces similar language or supplements the non-fundamental investment restrictions of the Portfolio (Fund) relating to securities lending:

As a matter of non-fundamental policy, the Portfolio (Fund) currently does not intend to lend portfolio securities in an amount greater than 33 1/3% of its total assets.

The following  supplements  or replaces  related  disclosure in the  "Investment
Policies  and  Techniques"  section  of  the  fund's  Statements  of  Additional
Information:

Lending of Portfolio Securities. The Portfolio may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Portfolio. The Portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require, among other things, that (a) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Portfolio's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

The Portfolio may pay negotiated fees in connection with loaned securities, pursuant to written contracts. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Portfolio may be invested in a money market fund managed by the Advisor (or one of its affiliates).



               Please Retain This Supplement for Future Reference


August 13, 2008